Chase Manhattan Credit Card Master Trust Series 1996-2
                       December 15, 1999


FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
THE CHASE MANHATTAN BANK USA, N.A.
Chase Manhattan Credit Card Master Trust
Series 1996-2

For Distribution Date                                 12/15/99

For Monthly Period                                          43

         Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company(U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust)and the Series 1996-2 Class A Certificates and Series 1996-2 Class B Certificates during the previous month. The required information with respect to the 12/15/99 Distribution Date and with respect to the performance of the Trust during the related month (the Nov, 1999 Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

A) The total amount of the distribution to Series 1996-2 Certificateholders on 12/15/99 per $1,000 original certificate principal amount

(1)Class A Certificateholders                        $0.000000

(2)Class B Certificateholders                        $1,005.191667

B) The amount of the distribution set forth in item I(A) above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount

(1)Class A Certificateholders                        $0.000000

(2)Class B Certificateholders                        $1,000.000000

C) The amount of the distribution set forth in item I(A) above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount

(1)Class A Certificateholders                        $0.000000

(2)Class B Certificateholders                        $5.191667

II.INFORMATION REGARDING THE PERFORMANCE
 OF THE TRUST

 A) Collections

(1) The aggregate amount of Collections
processed with respect to the preceding Monthly
Period and allocated to the Series 1996-2
Certificates                                         $36,489,821.61

(2) The Payment Rate with respect to the
preceding Monthly Period was equal to                13.02%

The monthly payment rate for the 2nd preceding
Monthly Period, (the 42nd Monthly Period),           12.93%

The monthly payment rate for the 3rd preceding
Monthly Period, (the 41st Monthly Period),           13.04%

(3)(a)The aggregate amount of Collections of
Principal Receivables processed with respect to
the preceding Monthly Period which were
allocated in respect of the Series 1996-2
Certificates                                         $36,095,916.74

(b) The aggregate amount of Investor Defaults
treated as Available Principal Collections
pursuant to sections 4.08 a.(iii),
4.10(b),(e),(l)                                      $117,088.04

(4)The aggregate amount of Collections of
Finance Charge Receivables processed with
respect to the preceding Monthly Period which
were allocated in respect of the Series 1996-2
Certificates                                         $393,904.88

B)Deficit Controlled Amortization Amount             $0.00

C)Principal Receivables in the Trust and Allocation Percentages

(1)The aggregate amount of Principal
Receivables in the Trust as of the end of the
preceding Monthly Period (which reflects the
Principal Receivables represented by the Seller
Interest, by the Investor Interest of Series
1996-2, and by the Investor Interest of all
other outstanding Series)                            $2,964,394,414.56

(2)The Investor Interest as of the last
day of the preceding Monthly Period

(a)Investor Interest                                 $0.00

(b)Class A Investor Interest                         $0.00

(c)Class B Investor Interest                         $0.00

(d)Collateral Interest                               $0.00

(3)The Investor Interest set forth in item II
(C)(2)(a) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II(C)(1) above                         0.0000%

(4) The Class A Investor Interest set forth in
item II (C)(2)(b) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                        0.0000%

(5) The Class B Investor Interest set forth in
item II(C)(2)(c) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                        0.0000%

(6) The Collateral Interest set forth in item
II (C)(2)(d) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                        0.0000%

(7) The Class A Floating Percentage                  0.0000%

(8) The Class B Floating Percentage                  64.7049%

(9) The Class B Principal Percentage                 5.4998%

(10) The Collateral Floating Percentage              35.2951%

(11) The Collateral Principal Percentage             9.0003%

(12) The Floating Allocation Percentage              0.8538%

(13) The Principal Allocation Percentage             10.0447%

D)Portfolio Yield and Base Rate

(1) The annualized Portfolio Yield for the
preceding Monthly Period                             18.74%

The annualized portfolio yield for the 2nd
preceding Monthly Period,(the 42nd Monthly
Period),                                             18.82%

The annualized portfolio yield for the 3rd
preceding Monthly Period, (the 41st Monthly
Period),                                             17.87%

The three month average Portfolio Yield              18.48%

(2) Base Rate for the preceding Monthly Period       8.24%

The Base Rate for the 2nd preceding
Monthly Period, (the 42nd Monthly Period),           8.35%

The Base Rate for the 3rd preceding
Monthly Period, (the 41st Monthly Period),           7.78%

E)Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
Period:

(1) Up to 29 Days

Aggregate Account Balance                            $143,590,821.80

As a Percentage of Receivables                       4.65%

(2) 30 - 59 Days

Aggregate Account Balance                            $43,408,880.43

As a Percentage of Receivables                       1.40%

(3) 60 - 89 Days

Aggregate Account Balance                            $29,790,345.58

As a Percentage of Receivables                       0.96%

(4) 90 or More Days

Aggregate Account Balance                            $60,067,024.09

As a Percentage of Receivables                       1.94%

Total

Aggregate Account Balance                            $276,857,071.34

As a Percentage of Receivables                       8.96%

F)Investor Default Amount

(1)The aggregate amount of all defaulted Principal
Receivables written off as uncollectible with
respect to Billing Cycles ending during the
preceding Monthly Period allocable to the Investor
Interest less Recoveries allocable to the Investor
Interest (the Series 1996-2 Aggregate Investor
Default Amount)                                      $117,088.04

(2)The portion of the Series 1996-2 Aggregate
Investor Default Amount allocable to the Class A
Investor Interest (the Class A Investor Default
Amount)                                              $0.00

(3)The portion of the Series 1996-2 Aggregate
Investor Default Amount allocable to the Class B
Investor Interest (the Class B Investor Default
Amount)                                              $75,761.74

(4)The portion of the Series 1996-2 Aggregate
Investor Default Amount allocable to the
Collateral Investor Interest (the Collateral
Investor Default Amount)                             $41,326.31

(5)The annualized investor default percentage
((Series 1996-2 Aggregate Investor Default
Amount/Investor Interest) x 12) for the preceding
Monthly Period                                       5.57%

The annualized investor default % for the 2nd
preceding Monthly Period, (the 42nd Monthly Perio),  5.37%

The annualized investor default % for the 3rd preceding Monthly Period, (the 41st Monthly Period), 5.48%

G)Investor Charge Offs

(1)The aggregate amount of Class A Investor
Charge-Offs for the preceding Monthly Period         $0.00

(2)The aggregate amount of Class A Investor
Charge Offs per $1,000 original Certificate
Principal Amount                                     $0.00

(3)The aggregate amount of Class A Investor
Charge-Offs reimbursed on the Transfer Date
immediately preceding the preceding Distribution
Date                                                 $0.00

(4)The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(3) above, per
$1,000 original Class A Certificate principal
amount                                               $0.00

(5)The aggregate amount of Class B Investor
Charge-Offs for the preceding Monthly Period         $0.00

(6)The aggregate amount of Class B Investor
Charge-Offs per $1,000 original Certificate
Principal Amount                                     $0.00

(7)The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Transfer Date
immediately preceding the preceding Distribution
Date                                                 $0.00

(8)The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(7) above, per
$1,000 original Class B Certificate principal
amount                                               $0.00

(9)The aggregate amount of Investor Charge-Offs      $0.00

(10)The aggregate amount of Investor Charge-Offs
per $1,000 Original Certificate Principal Amount     $0.00

(11)The aggregate amount of Investor Charge-Offs
reimbursed on the Transfer Date Immediately
preceding the Distribution Date                      $0.00

(12)The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(11) above, per
$1,000 original Investor principal amount            $0.00

H)Shared Excess Finance Charge Collections

The aggregate amount of shared Excess Finance
Charge Collections during the preceding Monthly
Period which were allocated to the Series 1996-2
Certificates                                         $0.00

I)Shared Principal Collections

The aggregate amount of Shared Principal
Collections during the preceding Monthly Period
allocated to the Series 1996-2 Certificates          $0.00

J)Reallocated Principal Collections

(1)Collections of Principal Receivables allocable
to Class B Certificates paid to Class A
Certificates to make up deficiencies in Class A
Required Amounts for any Monthly Period              $0.00

(2)Collections of Principal Receivables allocable to
the Collateral Interest paid to Class B Certificates
to make up deficiencies in Class B Required Amounts  $0.00

K)Monthly Investor Servicing Fee

(1)The amount of the Monthly Investor Servicing
Fee payable by the Trust to the Servicer for the
preceding Monthly Period                             $45,184.22

(2)The amount of the Class A Monthly Servicing Fee
payable by the Trust for the preceding Monthly
Period                                               $0.00

(3)The amount of the Class B Monthly Servicing Fee
payable by the Trust to the Servicer for the
preceding Monthly Period                             $29,236.42

(4)The amount of the Collateral Monthly Servicing
Fee payable by the Trust to the Servicer for the
preceding Monthly Period                             $15,947.80

L)Collateral Interest

The Available Collateral Interest, as of the
Transfer Date for the preceding Monthly Period       $0.00

M)Required Collateral Interest

The Required Collateral Interest as of the
Transfer Date for the preceding Monthly Period       $0.00

III.THE POOL FACTOR

A)The Pool Factor for the Record Date for the
distribution to be made on the Distribution Date
(which represents the ratio of the amount of the
Investor Interest as of such Record Date
(determined after taking into account any
reduction in the Investor Interest which will
occur on the Distribution Date) to the Initial
Investor Interest):                                  0.00000000

The amount of a Certificateholder(s) pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder(s) Certificate by the Pool
Factor.

Chase Manhattan Credit Card Master Trust Series 1996-3
                       December 15, 1999


FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
 THE CHASE MANHATTAN BANK USA, N.A.
 Chase Manhattan Credit Card Master Trust
 Series 1996-3

 For Distribution Date                                     12/15/99

 For Monthly Period                                              42

         Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company(U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust)and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The required information with respect to the 12/15/99 Distribution Date and with respect to the performance of the Trust during the related month (the Nov, 1999 Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

A) The total amount of the distribution to Series 1996-3 Certificateholders on 12/15/99 per $1,000 original certificate principal amount

 (1)Class A Certificateholders                                $5.866667

 (2)Class B Certificateholders                                $6.008333

B) The amount of the distribution set forth in item I(A) above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

 (1)Class A Certificateholders                                $0.000000

 (2)Class B Certificateholders                                $0.000000

C) The amount of the distribution set forth in item I(A) above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

 (1)Class A Certificateholders                                $5.866667
 (2)Class B Certificateholders                                $6.008333

II.INFORMATION REGARDING THE PERFORMANCE
 OF THE TRUST

 A) Collections

(1) The aggregate amount of Collections processed
with respect to the preceding Monthly Period and
allocated to the Series 1996-3 Certificates          $146,819,308.69

(2) The Payment Rate with respect to the preceding
Monthly Period was equal to                          13.02%

The monthly payment rate for the 2nd preceding
Monthly Period, (the 41st Monthly Period),           12.93%

The monthly payment rate for the 3rd preceding
Monthly Period, (the 40th Monthly Period),           13.04%

(3)(a)The aggregate amount of Collections of
Principal Receivables processed with respect to
the preceding Monthly Period which were allocated
in respect of the Series 1996-3 Certificates         $130,114,149.65

(b) The aggregate amount of Investor Defaults
treated as Available Principal Collections
pursuant to sections 4.08 a.(iii), 4.10(b),(e),(l)   $4,965,600.88

(4)The aggregate amount of Collections of Finance
Charge Receivables processed with respect to the
preceding Monthly Period which were allocated in
respect of the Series 1996-3 Certificates            $16,705,159.03

B)Deficit Controlled Amortization Amount             $0.00

C)Principal Receivables in the Trust and Allocation Percentages

(1)The aggregate amount of Principal Receivables
in the Trust as of the end of the preceding
Monthly Period (which reflects the Principal
Receivables represented by the Seller Interest, by
the Investor Interest of Series 1996-3, and by the
Investor Interest of all other outstanding Series)   $2,964,394,414.56

(2)The Investor Interest as of the last
day of the preceding Monthly Period

(a)Investor Interest                                 $1,069,519,786.10

(b)Class A Investor Interest                         $957,220,000.00

(c)Class B Investor Interest                         $42,780,000.00

(d)Collateral Interest                               $69,519,786.10

(3)The Investor Interest set forth in item
II (C)(2)(a) above as a percentage of the
aggregate amount of Principal Receivables
set forth in item II(C)(1) above                     36.0789%

(4) The Class A Investor Interest set forth in
item II (C)(2)(b) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                        32.2906%

(5) The Class B Investor Interest set forth in
item II(C)(2)(c) above as a percentage of the
aggregate amount of Principal Receivables set
forth in item II (C)(1) above                        1.4431%

(6) The Collateral Interest set forth in item II
(C)(2)(d) above as a percentage of the aggregate
amount of Principal Receivables set forth in item
II (C)(1) above                                      2.3452%

(7) The Class A Floating Percentage                  89.5000%

(8) The Class B Floating Percentage                  3.9999%

(9) The Class B Principal Percentage                 3.9999%

(10) The Collateral Floating Percentage              6.5001%

(11) The Collateral Principal Percentage             6.5001%

(12) The Floating Allocation Percentage              36.2078%

(13) The Principal Allocation Percentage             36.2078%

D)Portfolio Yield and Base Rate

(1) The annualized Portfolio Yield for the
preceding Monthly Period                             18.74%

The annualized portfolio yield for the 2nd preceding
Monthly Period,(the 41st Monthly Period),            18.82%

The annualized portfolio yield for the 3rd preceding
Monthly Period, (the 40th Monthly Period),           17.87%

The three month average Portfolio Yield              18.48%

(2) Base Rate for the preceding Monthly Period       9.12%

The Base Rate for the 2nd preceding
Monthly Period, (the 41st Monthly Period),           9.12%

The Base Rate for the 3rd preceding
Monthly Period, (the 40th Monthly Period),           9.12%

E)Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

(1) Up to 29 Days

Aggregate Account Balance                            $143,590,812.24

As a Percentage of Receivables                       4.65%

(2) 30 - 59 Days

Aggregate Account Balance                            $43,408,880.43

As a Percentage of Receivables                       1.40%

(3) 60 - 89 Days

Aggregate Account Balance                            $29,790,345.58

As a Percentage of Receivables                       0.96%

(4) 90 or More Days

Aggregate Account Balance                            $60,067,024.09

As a Percentage of Receivables                       1.94%

Total

Aggregate Account Balance                            $276,857,071.34

As a Percentage of Receivables                       8.96%

F)Investor Default Amount

(1)The aggregate amount of all defaulted Principal
Receivables written off as uncollectible with
respect to Billing Cycles ending during the
preceding Monthly Period allocable to the Investor
Interest less Recoveries allocable to the Investor
Interest (the Series 1996-3 Aggregate Investor
Default Amount)                                      $4,965,600.88

(2)The portion of the Series 1996-3 Aggregate
Investor Default Amount allocable to the Class A
Investor Interest (the Class A Investor Default
Amount)                                              $4,444,211.82

(3)The portion of the Series 1996-3 Aggregate
Investor Default Amount allocable to the Class B
Investor Interest (the Class B Investor Default
Amount)                                              $198,620.36

(4)The portion of the Series 1996-3 Aggregate
Investor Default Amount allocable to the
Collateral Investor Interest (the Collateral
Investor Default Amount)                             $322,768.70

(5)The annualized investor default percentage
((Series 1996-3 Aggregate Investor Default
Amount/Investor Interest) x 12) for the preceding
Monthly Period                                       5.57%

The annualized investor default % for the 2nd preceding Monthly Period, (the 41st Monthly Period), 5.37%

The annualized investor default % for the 3rd preceding Monthly Period, (the 40th Monthly Period), 5.48%

G)Investor Charge Offs

(1)The aggregate amount of Class A Investor
Charge-Offs for the preceding Monthly Period         $0.00

(2)The aggregate amount of Class A Investor
Charge Offs per $1,000 original Certificate
Principal Amount                                     $0.00

(3)The aggregate amount of Class A Investor
Charge-Offs reimbursed on the Transfer Date
immediately preceding the preceding Distribution
Date                                                 $0.00

(4)The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(3)
above, per $1,000 original Class A
Certificate principal amount                         $0.00

(5)The aggregate amount of Class B Investor
 Charge-Offs for the preceding Monthly Period        $0.00

(6)The aggregate amount of Class B Investor
Charge-Offs per $1,000 original Certificate
Principal Amount                                     $0.00

(7)The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Transfer Date
immediately preceding the preceding Distribution
Date                                                 $0.00

(8)The amount of the reimbursed Investor
Charge-Offs set forth in item II(G)(7)
above, per $1,000 original Class B
Certificate principal amount                         $0.00

(9)The aggregate amount of Investor
Charge-Offs                                          $0.00

(10)The aggregate amount of Investor
Charge-Offs per $1,000 Original Certificate
Principal Amount                                     $0.00

(11)The aggregate amount of Investor
Charge-Offs                                          $0.00

(12)The amount of the reimbursed Investor

Charge-Offs set forth in paragraph G(9)
above, per $1,000 original Investor principal
amount                                               $0.00

H)Shared Excess Finance Charge Collections

The aggregate amount of shared Excess Finance
Charge Collections during the preceding Monthly
Period which were allocated to the Series 1996-3
Certificates                                         $0.00

I)Shared Principal Collections

The aggregate amount of Shared Principal
Collections during the preceding Monthly
Period allocated to the Series 1996-3
Certificates                                         $0.00

J)Reallocated Principal Collections

(1)Collections of Principal Receivables allocable
to Class B Certificates paid to Class A
Certificates to make up deficiencies in Class A
Required Amounts for any Monthly Period              $0.00

(2)Collections of Principal Receivables allocable to
the Collateral Interest paid to Class B Certificates
to make up deficiencies in Class B Required Amounts  $0.00

K)Monthly Investor Servicing Fee

(1)The amount of the Monthly Investor Servicing
Fee payable by the Trust to the Servicer for the
preceding Monthly Period                             $1,916,222.95

(2)The amount of the Class A Monthly Servicing Fee
payable by the Trust for the preceding Monthly
Period                                               $1,715,019.17

(3)The amount of the Class B Monthly Servicing Fee
payable by the Trust to the Servicer for the
preceding Monthly Period                             $76,647.50

(4)The amount of the Collateral Monthly Servicing
Fee payable by the Trust to the Servicer for the
preceding Monthly Period                             $124,556.28

L)Collateral Interest

The Available Collateral Interest, as of the
Transfer Date for the preceding Monthly Period       $69,519,786.10

M)Required Collateral Interest

The Required Collateral Interest as of the Transfer
Date for the preceding Monthly Period                $69,519,786.10

III.THE POOL FACTOR

A)The Pool Factor for the Record Date for the
distribution to be made on the Distribution Date
(which represents the ratio of the amount of the
Investor Interest as of such Record Date
(determined after taking into account any
reduction in the Investor Interest which will
occur on the Distribution Date) to the Initial
Investor Interest):                                  1.00000000

The amount of a Certificateholder(s) pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder(s) Certificate by the Pool
Factor.